EXHIBIT 32.2

CFO CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY

SECTION 906 OF THE SARBANES — OXLEY ACT OF 2002

This certification is provided pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the annual report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2012 of Cinemark Holdings, Inc. (the “Issuer”).

I, Robert Copple, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

(i)	the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:	February 28, 2013

/s/ Robert Copple
Robert Copple
Chief Financial Officer

Subscribed and sworn to before me this 28th day of February 2013.

/s/ Carol Waldman
Name: Carol Waldman
Title: Notary Public

My commission expires: 06/07/16

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.